Other Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
Other Intangible Assets and Goodwill	Other Intangible Assets and Goodwill
Goodwill

(in millions €)	Goodwill
Acquisition costs
As of January 1, 2022	57.8
Currency differences	3.4
As of December 31, 2022	61.2
As of January 1, 2023	61.2
Acquisition of subsidiaries and businesses	306.9
Currency differences	(5.6)
As of December 31, 2023	362.5
Intangible Assets with Indefinite Useful Lives

	CGU Immunotherapies		External Product Sales of JPT		External Business of InstaDeep		Total
(in millions €)	As of December 31, 2023	As of December 31, 2022	As of December 31, 2023	As of December 31, 2022	As of December 31, 2023	As of December 31, 2022	As of December 31, 2023	As of December 31, 2022
Goodwill	352.2	60.7	0.5	0.5	9.8	—	362.5	61.2
Intangible assets with indefinite useful life	444.5	—	—	—	—	—	444.5	—
Total	796.7	60.7	0.5	0.5	9.8	—	807.0	61.2
For the year ended December 31, 2023, we have total goodwill of €362.5 million, which relates almost completely to the CGU immunotherapies. The CGU immunotherapies focuses on the development of therapies to address a range of rare and infectious diseases and comprises our broad pipeline that includes mRNA-based immune activators, antigen-targeting T cells and antibodies and defined immunomodulators of various immune cell mechanisms.
We performed our annual impairment test in October 2023.
The recoverable amount of the CGU immunotherapies has been determined based on a fair value less cost of disposal (FVLCD), which we derived based on our market capitalization as an observable input parameter.
The recoverable amount of the CGU JPT and the CGU external business of InstaDeep has been determined based on the value in use. In assessing value in use, the estimated future cash flows, which are derived based on the strategic business plan approved by the management, are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the assets. A long-term growth rate of 1.0% is applied to project future cash flows after the last year of the detailed planning period.
As a result of the analysis in October 2023, we did not identify an impairment for these CGUs.
Intangible assets with indefinite useful lives mainly comprised intangible assets not yet available for use of €443.5 million. Such assets are not amortized and therefore reviewed for impairment annually. An impairment test was performed on an individual basis of the assets in the fourth quarter of 2023. The recoverable amounts were determined based on value in use. The results did not give rise to any impairment losses.
Considering updated financial information regarding our COVID 19 vaccine business an additional impairment test for our CGU immunotherapies was performed as of December 31, 2023. The recoverable amount of the CGU immunotherapies was once again determined based on a fair value less cost of disposal (FVLCD), which we derived based on our market capitalization as of December 31, 2023.
As a result of the additional analysis for the CGU immunotherapies, we did not identify an impairment for the CGU immunotherapies. Even if our market capitalization had been approximately 10% lower, FVLCD would have still been above the respective carrying amount of the CGU.
The intangible assets resulting from licensing and collaboration agreements are combined into one class of assets due to their similar nature and use in our operations and are attributed to the CGU immunotherapies.
A sensitivity analysis of the key assumptions, future cash flows and weighted average cost of capital, was performed as part of the scheduled impairment testing of the intangible assets not yet available for use. The sensitivity analysis did not give rise to any impairment loss, either for a reduction of 10% in future cash flows or for a 10% increase in the weighted average cost of capital.

Other Intangible Assets

(in millions €)	Concessions, licenses, in-process R&D and similar rights	Advance payments	Total
Acquisition costs
As of January 1, 2022	191.6	7.8	199.4
Additions	22.8	11.4	34.2
Disposals	(0.1)	—	(0.1)
Reclassifications	6.1	(6.1)	—
Currency differences	1.9	—	1.9
As of December 31, 2022	222.3	13.1	235.4
As of January 1, 2023	222.3	13.1	235.4
Additions	489.2	15.8	505.0
Acquisition of subsidiaries and businesses	187.4	—	187.4
Disposals	(1.6)	(1.6)	(3.2)
Reclassifications	4.9	(4.9)	—
Currency differences	(3.6)	—	(3.6)
As of December 31, 2023	898.6	22.4	921.0

(in millions €)	Concessions, licenses, in-process R&D and similar rights	Advance payments	Total
Cumulative amortization and impairment charges
As of January 1, 2022	54.8	—	54.8
Amortization	22.0	—	22.0
Disposals	(0.1)	—	(0.1)
Currency differences	0.2	—	0.2
As of December 31, 2022	76.9	—	76.9
As of January 1, 2023	76.9	—	76.9
Amortization	40.5	—	40.5
Disposals	(0.3)	—	(0.3)
Currency differences	(0.2)	—	(0.2)
As of December 31, 2023	116.9	—	116.9

(in millions €)	Concessions, licenses, in-process R&D and similar rights	Advance payments	Total
Carrying amount
As of December 31, 2022	145.4	13.1	158.5
As of December 31, 2023	781.7	22.4	804.1
The increase in other intangible assets by €645.6 million from December 31, 2022 to December 31, 2023 was mainly related to the acquisition of InstaDeep (see Note 5) and licenses fulfilling the definition of identifiable assets acquired. We entered into license and collaboration agreements in which we work together with partners to develop pharmaceutical products and, provided regulatory approval is granted, commercialize them. The upfront payments in connection with the license and collaboration agreements described below resulted in the recognition of intangible assets not yet available for use in the amount of €443.5 million and a prepayment for future development activities recognized in the other non-financial assets (€22.5 million as at December 31, 2023, see also Note 14).
In March 2023, we entered into license and collaboration agreements with Duality Biologics (Suzhou) Co. Ltd., Shanghai, China, or Duality, for exclusive licenses to two investigational ADC assets (BNT323/DB-1303 and BNT324/DB-1311) directed against targets expressed in a broad range of human cancers. In August 2023, we signed another exclusive agreement with Duality to develop, manufacture and commercialize an additional ADC, BNT325/DB-1305. Duality received upfront payments totaling $220.0 million (€203.7 million) and is eligible to receive future milestone payments as well as tiered royalties.
In April 2023, we entered into a licensing and collaboration agreement with OncoC4 Inc., Rockville (Maryland), United States, or OncoC4, which includes joint development of BNT316/ONC-392 in a range of solid tumor indications, with the parties equally sharing development costs for such joint development studies. BioNTech holds the exclusive worldwide commercialization rights for this product candidate. OncoC4 received an upfront payment of $200.0 million (€181.5 million, thereof €125.2 million paid for the acquisition of an intangible asset) and is eligible to receive future milestone payments as well as tiered royalties.
In November 2023, we entered into a strategic research collaboration and worldwide license agreement with MediLink Therapeutics (Suzhou) Co., Ltd., or MediLink Therapeutics, for the development of a next-generation ADC, BNT326/YL202, against Human Epidermal Growth Factor Receptor 3 (HER3). MediLink Therapeutics received an upfront payment of $70.0 million (€64.1 million) and is eligible to receive future milestone payments as well as tiered royalties.
In December 2023, we entered into an exclusive global license and collaboration with Biotheus Inc., or Biotheus, under which we will be developing, manufacturing and commercializing Biotheus’ bispecific antibody candidate BNT327/PM8002 globally ex-Greater China. We agreed to an upfront payment of $55.0 million (€50.6 million) plus future milestone and royalty payments.
In July 2023, in connection with the acquisition of InstaDeep we acquired DeepChain technology. As of December 31, 2023 the book value of DeepChain technology amounted to €163.3 million with a remaining useful life of 6.6 years.